SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2004

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

      On May 7, 2004 the Registrant issued a News Release announcing it intends to amend the terms of the cash tender offer launched on April 27, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	News release issued by Milacron Inc. on May 7, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

Date: May 7, 2004	By:	/s/Hugh C. O'Donnell

Hugh C. O'Donnell Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued by Milacron Inc. on May 7, 2004.